Exhibit 10.15

NOTE

(Term)

$1,500,000	April 14, 2005

1.                                       Promise to pay.  For value received, Boston Restaurant Associates, Inc., a Delaware corporation with offices in Saugus, Massachusetts (“Borrower”), promises to pay to Commerce Bank & Trust Company, a Massachusetts trust company with offices in Worcester, Massachusetts (“Lender”), or order, in four (4) years, with interest as provided in this note, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000).

2.                                       Loan Agreement.  This note evidences a loan made by Lender pursuant to a certain Loan Agreement of even date among Lender, Borrower, and the Trustee of BRA Nominee Trust (“Loan Agreement”).

3.                                       Payments.

a.                                       Time, number, and source of payments.  Borrower shall make forty-eight (48) consecutive monthly payments.  The first such payment shall be made one month after the date of this note, and each subsequent payment shall be made on the same day of each succeeding month.  Borrower shall make the final payment on this note on the fourth anniversary of the date of this note.

b.                                      Payment amounts.

(1)                                  Forty-seven (47) payments of interest and principal.  Each of the first forty-seven (47) payments shall include interest and principal.  Except as provided in paragraph 3b(2), below, each such payment shall be in the amount that is necessary to repay the face amount of this note in full, in forty-eight (48) equal consecutive monthly installments of principal and interest, with interest at the then-applicable rate determined under paragraph 4a of this note.  The amount of such monthly installment payments shall be adjusted as needed to account for any change that is made in the interest rate pursuant to paragraph 4a.

(2)                                  On each occasion when Borrower makes a principal prepayment in an amount of $100,000 or more, the remaining monthly payments prescribed by paragraph 3b(1), above, shall be reduced to the amount that is necessary to repay the then-outstanding principal balance of this note in full, in the number of months then remaining in the term of this note, in equal consecutive monthly installments of principal and interest at the then-applicable rate determined under paragraph 4a of this note.  The amount of such monthly installment payments shall be adjusted as needed to account for any change that is made in the interest rate pursuant to paragraph 4a.

(3)                                  Final payment.  The final payment shall equal the sum of (a) all outstanding principal, plus (b) all interest accrued and unpaid.

c.                                       Place of payment.  Payments shall be made to Lender at its offices at 390 Main Street, Worcester, Massachusetts, or at such other place as is designated in writing by Lender.

d.                                      Application of payments.  Payments shall be applied first to any late payment charges, then to interest, then to principal.

e.                                       Prepayment.    Borrower may prepay this note in whole or in part at any time without penalty unless any portion of the monies used for the prepayment is derived directly or indirectly from a loan made by a party other than Lender; in that case, Borrower’s prepayment shall be accompanied by an additional payment calculated as follows:

Year of Prepayment	Additional Payment

First year after note date	Four percent (4%) of outstanding principal;
Second year after note date	Three percent (3%) of outstanding principal;
Third year after note date	Two percent (2%) of outstanding principal; and
Fourth year after note date	One percent (1%) of outstanding principal.

f.                                         Manner of payment.  All payments shall be made in lawful money of the United States of America in immediately available funds.

g.                                      Autocharge.  Each payment shall be made by Lender’s withdrawal of the amount due from an autocharge account established by Borrower pursuant to the Loan Agreement.

h.                                      Business days.  Any payment which falls due on a date which is not a Business Day shall be due on the next Business Day.  A “Business Day” is one on which Lender’s offices are open for business in Worcester, Massachusetts.

4.                                       Interest.

a.                                       Rate.    The annual rate of interest on the outstanding principal balance of this note shall be a continuously variable rate equal to the sum of (i) Lender’s Base Rate, as changed from time to time, and (ii) two percent (2.0%).

b.                                      Lender’s Base Rate.  The term “Lender’s Base Rate” means the national prime interest rate designated as such in the Wall Street Journal.  If such a rate ceases to be published, then Lender shall select a substitute, and any selection made in good faith by Lender shall be final and binding upon Borrower.

c.                                       Calculation.  Interest shall be calculated on the actual number of days elapsed over a year assumed to have 360 days.

d.                                      Default.  Notwithstanding the provisions of paragraph 4a, at Lender’s election after any Event of Default (defined below) the annual rate of interest on the outstanding principal

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balance shall become a continuously variable rate equal to the sum of (i) Lender’s Base Rate, plus (ii) four percent (4.0%).

e.                                       Limitation.  If at any time the rate of interest established by this note exceeds the maximum permitted by law, then (a) any excess interest previously paid by Borrower shall be reallocated to the reduction of the principal balance and (b) the rate of interest with respect to future payments shall be reduced to such maximum during any period in which the rate as otherwise calculated would exceed such maximum.

5.                                       Security.  This note is secured by (i) a Multi-Party Security Agreement of even date among Lender, Borrower, and numerous subsidiaries of Borrower (“Security Agreement”) and by the other documents that in the Loan Agreement are classified as “Loan Documents.”  Throughout this note the terms “Loan Agreement,” “Security Agreement,” and “Guaranty Agreement” (defined below) shall include all amendments, restatements, and replacements, and the term “Loan Documents” shall be construed in accordance with the applicable provisions of the Loan Agreement, as it may be amended.

6.                                       Acceleration.  At Lender’s election the entire outstanding balance of principal and accrued interest shall become immediately due and payable upon notice to Borrower of Lender’s exercise of this election following any Event of Default.  An “Event of Default” shall be any of the following:

(a)                                  Borrower’s failure to make any payment due on this note on the date the payment is due,

(b)                                 Any circumstance or occurrence that constitutes an “Event of Default” as defined in any present or future note that evidences any indebtedness of Borrower to Lender;

(c)                                  Any circumstance or occurrence that constitutes an “Event of Default” as defined in the Loan Agreement, the Security Agreement, the Guaranty Agreement, or any of the other Loan Documents,

(d)                                 The institution of any bankruptcy or insolvency proceeding by Borrower or any guarantor of this note,

(e)                                  The pendency for more than forty-five (45) days of any bankruptcy or insolvency proceeding against Borrower or any guarantor of this note,

(f)                                    Any composition or assignment for the benefit of creditors by Borrower or any guarantor of this note,

(g)                                 The pendency for more than forty-five (45) days of any receivership proceeding against Borrower or any guarantor of this note, or

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(h)                                 Any circumstance or occurrence that constitutes an “Event of Default” as defined in (i) a certain Multi-Party Guaranty Agreement of even date among Lender, Borrower, Borrower’s subsidiaries, and the Trustee of BRA Nominee Trust (“Guaranty Agreement”), or in (ii) any mortgage, assignment, or other instrument that secures such Multi-Party Guaranty Agreement.

Lender’s waiver of the foregoing election in one or more instances shall not constitute a waiver of the election in any other instance, and no delay or forbearance by Lender in exercising such election shall constitute a waiver.  No waiver by Lender shall be valid unless made in writing, and no waiver granted by Lender on one or more occasions shall oblige Lender to grant a waiver on any subsequent occasion.

7.                                       Costs of Collection.  Following (a) any acceleration that occurs pursuant to paragraph 6 of this note or (b) Borrower’s failure to pay this note at maturity, Borrower agrees to pay on demand all costs and expenses, including reasonable professional fees and reasonable attorneys’ fees, incurred by Lender (i) in collecting amounts due under this note, (ii) in enforcing its rights under this note, the Loan Agreement, the Security Agreement, or any of the other Loan Documents, or (iii) in participating in any capacity or capacities in any bankruptcy case or adversary proceeding in which Borrower is a debtor.

8.                                       Waivers.  Borrower and all endorsers and guarantors of this note waive all rights to presentment, dishonor, notice of dishonor, and protest.

9.                                       Set off.  Any deposits or other sums at any time credited by or due from Lender to Borrower, or to any endorser or guarantor of this note, and any securities or other property of Borrower or any such endorser or guarantor at any time in the possession of Lender may at all times be held and treated as collateral for the payment of this note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint, or several, secured or unsecured, due or to become due, now existing or hereafter arising) of Borrower to Lender.  Regardless of the adequacy of collateral, Lender may apply or set off such deposits or other sums against such liabilities at any time after an Event of Default in the case of Borrower, but only with respect to matured liabilities in the case of endorsers and guarantors unless otherwise provided in a written agreement with such endorsers or guarantors.

10.                                 Replacement of original note.  Upon receipt of an affidavit and indemnity by Lender as to the loss, theft, destruction, or mutilation of this note, Borrower shall issue a replacement note identical to this instrument.

11.                                 Lender’s right to pledge note.  At any time Lender may pledge all or any portion of its rights under this note to any Federal Reserve Bank.

12.                                 Participation agreements.  From time to time Lender may grant to one or more banks or other financial institutions participating interests in the indebtedness evidenced by this note.

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13.                                 Miscellaneous.  This note may not be modified, extended, or otherwise changed except by a written instrument signed by Lender and Borrower.  This note shall be binding upon Borrower’s successors and assigns.  Because this note has been negotiated and signed in Massachusetts as an integral part of a Massachusetts loan transaction, and because the parties have relied upon the applicability of the substantive law of the Commonwealth of Massachusetts, this note shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, disregarding any law or doctrine that might dictate application of the law of another state.  All remedies specified in this note are cumulative, and no such remedies shall be considered to impair or preclude any other remedies available to Lender by law or by agreement.

14.                                 JURY WAIVER.  BORROWER IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION INVOLVING THIS NOTE OR THE DEBT WHICH THIS NOTE EVIDENCES.

15.                                 Debentures.  The indebtedness evidenced by this note is superior in right of payment to all debentures issued by Borrower, including without implied limitation those identified on the list attached to this note as Schedule 1.

Signed as a sealed instrument.

WITNESS:
Boston Restaurant Associates, Inc.

By:
George R. Chapdelaine, President and
Chief Executive Officer

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NOTE

(mortgage)

$800,000.00	April 14, 2005

1.                                       Promise to pay.  For value received, George R. Chapdelaine, not individually but as Trustee of BRA Nominee Trust u/d/t dated January 23, 1991, recorded with the Suffolk County Registry of Deedsin Book 16684, Page 20, and filed with the Suffolk Registry District of the Land Court as Document No. 472988, (“Borrower”), promises to pay to Commerce Bank & Trust Company, a Massachusetts trust company with offices in Worcester, Massachusetts (“Lender”), or order, in five (5) years,  with interest as provided in this note, the principal sum of EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00).

2.                                       Loan Agreement.  This note evidences a loan made by Lender pursuant to a certain Loan Agreement of even date (“Loan Agreement”) among Lender, Borrower, and Boston Restaurant Associates, Inc. (“BRAI”).

3.                                       Payments.

a.                                       Time, number, and source of payments.  Borrower shall make sixty (60) consecutive monthly payments.  The first such payment shall be made one month after the date of this note, and each subsequent payment shall be made on the same day of each succeeding month.  Borrower shall make the final payment on this note on the fifth anniversary of the date of this note.

b.                                      Payment amounts.

(1)                                  Fifty-nine (59)  payments of interest and principal.  Each of the first fifty-nine (59) payments shall include interest and principal.  Except as provided in paragraph 3b(2), below, each such payment shall be in the amount that is necessary to repay the face amount of this note in full, in two hundred forty (240) equal consecutive monthly installments of principal and interest, with interest at the then-applicable rate determined under paragraph 4a of this note.  The amount of such monthly installment payments shall be adjusted as needed to account for any change that is made in the interest rate pursuant to paragraph 4a.

(2)                                  On each occasion when Borrower makes a principal prepayment in an amount of $100,000 or more, the remaining monthly payments prescribed by paragraph 3b(1), above, shall be reduced to the amount that is necessary to repay the then-outstanding principal balance of this note in full, in that number of months which equals the difference between (i) two hundred forty (240) and (ii) the number of monthly payment dates that have passed since the date of this note, in equal consecutive monthly installments of principal and interest at the then-applicable rate determined under paragraph 4a of this note.  The amount of such monthly installment payments shall be adjusted as needed to account for any change that is made in the interest rate pursuant to paragraph 4a.

(3)                                  Final payment.  The final payment shall be a balloon payment equal to the sum of (a) all outstanding principal, plus (b) all interest accrued and unpaid.  Borrower acknowledges that Lender has no obligation to renew or extend this note.

c.                                       Place of payment.  Payments shall be made to Lender at its offices at 390 Main Street, Worcester, Massachusetts, or at such other place as is designated in writing by Lender.

d.                                      Application of payments.  Payments shall be applied first to any late payment charges, then to interest, then to principal.

e.                                       Prepayment.    Borrower may prepay this note in whole or in part at any time without penalty unless any portion of the monies used for the prepayment is derived directly or indirectly from a loan made by a party other than Lender; in that case, Borrower’s prepayment shall be accompanied by an additional payment calculated as follows:

Year of Prepayment	Additional Payment

First year after note date	Five percent (5%) of outstanding principal;
Second year after note date	Four percent (4%) of outstanding principal;
Third year after note date	Three percent (3%) of outstanding principal;
Fourth year after note date	Two percent (2%) of outstanding principal; and
Fifth year after note date	One percent (1%) of outstanding principal.

f.                                         Manner of payment.  All payments shall be made in lawful money of the United States of America in immediately available funds.

g.                                      Autocharge.  Each payment shall be made by Lender’s withdrawal of the amount due from an autocharge account established by Borrower pursuant to the Loan Agreement.

h.                                      Business days.  Any payment which falls due on a date which is not a Business Day shall be due on the next Business Day.  A “Business Day” is one on which Lender’s offices are open for business in Worcester, Massachusetts.

4.                                       Interest.

a.                                       Rate.    The annual rate of interest on the outstanding principal balance of this note shall be a fixed rate of seven percent (7.0%).

b.                                      Calculation.  Interest shall be calculated on the actual number of days elapsed over a year assumed to have 360 days.

c.                                       Default.  Notwithstanding the provisions of paragraph 4a, at Lender’s election after any Event of Default (defined below) the annual rate of interest on the outstanding principal balance shall become a continuously variable rate equal to the sum of (i) Lender’s Base Rate,

plus (ii) four percent (4.0%).   The term “Lender’s Base Rate” means the national prime interest rate designated as such in the Wall Street Journal.  If such a rate ceases to be published, then Lender shall select a substitute, and any selection made in good faith by Lender shall be final and binding upon Borrower.

d.                                      Limitation.  If at any time the rate of interest established by this note exceeds the maximum permitted by law, then (a) any excess interest previously paid by Borrower shall be reallocated to the reduction of the principal balance and (b) the rate of interest with respect to future payments shall be reduced to such maximum during any period in which the rate as otherwise calculated would exceed such maximum.

5.                                       Security.  This note is secured by a mortgage of even date granted to Lender by Borrower (“Mortgage”) and by the other documents that in the Loan Agreement are classified as “Loan Documents.”  Throughout this note the terms “Loan Agreement,” “Mortgage,” and “Guaranty Agreement” (defined below) shall include all amendments, restatements, and replacements, and the term “Loan Documents” shall be construed in accordance with the applicable provisions of the Loan Agreement.

6.                                       Acceleration.  At Lender’s election the entire outstanding balance of principal and accrued interest shall become immediately due and payable upon notice to Borrower of Lender’s exercise of this election following any Event of Default.  An “Event of Default” shall be any of the following:

(a)                                  Borrower’s failure to make any payment due on this note on the date the payment is due,

(b)                                 Any circumstance or occurrence that constitutes an “Event of Default” as defined in any present or future note that evidences any indebtedness of Borrower to Lender;

(c)                                  Any circumstance or occurrence that constitutes an “Event of Default” as defined in the Loan Agreement, the Mortgage, the Guaranty Agreement, or any of the other Loan Documents,

(d)                                 The institution of any bankruptcy or insolvency proceeding by Borrower or any guarantor of this note,

(e)                                  The pendency for more than forty-five (45) days of any bankruptcy or insolvency proceeding against Borrower or any guarantor of this note,

(f)                                    Any composition or assignment for the benefit of creditors by Borrower or any guarantor of this note,

(g)                                 The pendency for more than forty-five (45) days of any receivership proceeding against Borrower or any guarantor of this note, or

(h)                                 Any circumstance or occurrence that constitutes an “Event of Default” as defined in (i) a certain Multi-Party Guaranty Agreement of even date among Lender, Borrower, BRAI, and numerous corporations affiliated with BRAI (“Guaranty Agreement”), or in (ii) any security agreement or other instrument that secures such Multi-Party Guaranty Agreement.

Lender’s waiver of the foregoing election in one or more instances shall not constitute a waiver of the election in any other instance, and no delay or forbearance by Lender in exercising such election shall constitute a waiver.  No waiver by Lender shall be valid unless made in writing, and no waiver granted by Lender on one or more occasions shall oblige Lender to grant a waiver on any subsequent occasion.

 7.                                    Costs of Collection.  Following (a) any acceleration that occurs pursuant to paragraph 6 of this note or (b) Borrower’s failure to pay this note at maturity, Borrower agrees to pay on demand all costs and expenses, including reasonable professional fees and reasonable attorneys’ fees, incurred by Lender (i) in collecting amounts due under this note, (ii) in enforcing its rights under this note, the Loan Agreement, the Mortgage, or any of the other Loan Documents, or (iii) in participating in any capacity or capacities in any bankruptcy case or adversary proceeding in which Borrower is a debtor.

8.                                       Waivers.  Borrower and all endorsers and guarantors of this note waive all rights to presentment, dishonor, notice of dishonor, and protest.

9.                                       Set off.  Any deposits or other sums at any time credited by or due from Lender to Borrower, or to any endorser or guarantor of this note, and any securities or other property of Borrower or any such endorser or guarantor at any time in the possession of Lender may at all times be held and treated as collateral for the payment of this note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint, or several, secured or unsecured, due or to become due, now existing or hereafter arising) of Borrower to Lender.  Regardless of the adequacy of collateral, Lender may apply or set off such deposits or other sums against such liabilities at any time after an Event of Default in the case of Borrower, but only with respect to matured liabilities in the case of endorsers and guarantors unless otherwise provided in a written agreement with such endorsers or guarantors.

10.                                 Replacement of original note.  Upon receipt of an affidavit and indemnity by Lender as to the loss, theft, destruction, or mutilation of this note, Borrower shall issue a replacement note identical to this instrument.

11.                                 Lender’s right to pledge note.  At any time Lender may pledge all or any portion of its rights under this note to any Federal Reserve Bank.

12.                                 Participation agreements.  From time to time Lender may grant to one or more banks or other financial institutions participating interests in the indebtedness evidenced by this note.

13.                                 Miscellaneous.  This note may not be modified, extended, or otherwise changed except by a written instrument signed by Lender and Borrower.  This note shall be binding upon

Borrower’s successors and assigns.  Because this note has been negotiated and signed in Massachusetts as an integral part of a Massachusetts loan transaction, and because the parties have relied upon the applicability of the substantive law of the Commonwealth of Massachusetts, this note shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, disregarding any law or doctrine that might dictate application of the law of another state.  All remedies specified in this note are cumulative, and no such remedies shall be considered to impair or preclude any other remedies available to Lender by law or by agreement.

14.                                 JURY WAIVER.  BORROWER IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION INVOLVING THIS NOTE OR THE DEBT WHICH THIS NOTE EVIDENCES.

Signed as a sealed instrument.

WITNESS:
BRA Nominee Trust

By:
George R. Chapdelaine, Trustee (not in his individual capacity)